Theta Income Fund

Investor Class - LQTVX

Institutional Class - LQTIX

a series of the Investment Managers Series Trust (the “Trust”)

Supplement dated March 15, 2019, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2018, as supplemented.

Important Notice Regarding Investor Class Shares

Upon the recommendation of Liquid Strategies, LLC, the Theta Income Fund’s (the “Fund”) advisor, the Board of Trustees of the Trust has approved the conversion of the Fund’s Investor Class Shares into Institutional Class Shares and the subsequent termination of the Fund’s Investor Class Shares. Effective immediately, Investor Class Shares are closed to all new investment. The Fund’s Investor Class Shares will be converted into Institutional Class Shares and the Investor Class Shares will be terminated on or about March 31, 2019 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Investor Class Shares in the Prospectus and SAI are deleted in their entirety.

The Fund’s Institutional Class Shares have the same fee structure as Investor Class Shares, except that Institutional Class Shares are not subject to a Rule 12b-1 distribution fee. In connection with the conversion and termination of Investor Class Shares, the Rule 12b-1 Plan currently in effect for the Fund’s Investor Class Shares will be terminated. As a result, as of the Effective Date, all references to Rule 12b-1 distribution fees and the Rule 12b-1 Plan in the Prospectus and SAI are deleted.

Change to Investment Minimum

Additionally, as of the Effective Date, the investment minimums for the Fund’s Institutional Class Shares are lowered from $100,000 to $1,000 for initial purchases and from $1,000 to $100 for subsequent purchases. As a result, as of the Effective Date, all references to investment minimums for the Fund’s Institutional Class Shares in the Prospectus are updated accordingly.

Please file this Supplement with your records.